Exhibit 10.41

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 9, 2017, among TWIN RIVER MANAGEMENT GROUP, INC., a Delaware corporation (the “Borrower”), TWIN RIVER WORLDWIDE HOLDINGS, INC., a Delaware corporation (“Holdings”), each of the Subsidiary Guarantors (as defined in the Credit Agreement described below), each of the undersigned Lenders (defined below), and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.           The Borrower and Holdings are party to that certain Credit Agreement dated as of July 10, 2014 (as amended by that certain First Amendment to Credit Agreement dated as of May 21, 2015, that certain Second Amendment to Credit Agreement dated as of December 23, 2015, that certain Incremental Amendment dated as of June 7, 2016, that certain Incremental Amendment dated as of October 14, 2016, that certain Third Amendment to Credit Agreement dated as of October 31, 2016, and as the same may be further amended, restated, or supplemented from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”), and Deutsche Bank AG New York Branch as administrative agent for the Lenders and as collateral agent for the Secured Parties.

B.           The Borrower and Holdings wish to amend the Credit Agreement on the terms set forth herein.

C.           The Lenders party hereto are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.           Amendments to Credit Agreement. Each of the Credit Parties and the Lenders party hereto, hereby agree to amend the Credit Agreement as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Fourth Amendment “ shall mean the Fourth Amendment to Credit Agreement, dated as of February 9, 2017, among Holdings, the Borrower, the Subsidiary Guarantors, the lenders party thereto and the Administrative Agent.

“Fourth Amendment Effective Date” shall have the meaning set forth in the Fourth Amendment.

(b)	The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Margin” shall mean, for any day (a) with respect to any Eurodollar Loan, 3.50% per annum and (b) with respect to any ABR Loan, 2.50% per annum.”

(c)	The definition of “Repricing Event” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Repricing Event”“ shall mean (i) any prepayment or repayment of any Term Loans with the proceeds of, or any conversion (by way of amendment, amendment and restatement, mandatory assignment or otherwise) of the Term Loans into, any new or replacement tranche of term loans (whether under this Agreement or otherwise) the primary purpose of which is to, and which does, reduce the “effective interest rate” applicable to the Term Loans being prepaid and (ii) any repricing of the Term Loans (whether pursuant to an amendment, amendment and restatement, mandatory assignment or otherwise) the primary purpose of which is to, and which does, reduce the “effective interest rate” applicable to the Term Loans (in each case, as such comparative “effective interest rates” are reasonably determined by the Administrative Agent, in consultation with the Borrower, and taking into account interest rate floors, original issue discount and upfront fees (which shall be deemed to constitute like amounts of original issue discount) (with original issue discount being equated to interest based on an assumed four-year life to maturity) but excluding customary arrangement, structuring, underwriting or commitment fees), in each case, other than in connection with the consummation of a Transformative Acquisition (as defined below), initial public offering or the occurrence of a Change in Control (so long as the primary purpose of the prepayment or repayment of, or amendment to the Term Loans in connection therewith is not to reduce the “effective interest rate” applicable to the Term Loans as certified by a Financial Officer of the Borrower in a certificate to the Administrative Agent (on which the Administrative Agent is expressly permitted to rely)). For purposes hereof, “transformative acquisition” shall mean any acquisition by the Borrower or any Restricted Subsidiary that is (i) not permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition or (ii) if permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition, would not provide the Borrower and its Restricted Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower in good faith.”

(d)	The definition of “Revolving Credit Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Revolving Credit Maturity Date” shall mean January 10, 2020 (or, with respect to any Lender, such later date as requested by the Borrower pursuant to Section 2.24 and accepted by such Lender).”

(e)	Section 2.12(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“(d) In the event that, prior to the date that is six months after the Fourth Amendment Effective Date, a Repricing Event occurs, the Borrower shall pay to the Administrative Agent, for the ratable account of each Term Lender, a fee in an amount equal to, (x) in the case of a Repricing Event occurring other than as a result of an amendment to this Agreement, a prepayment premium of 1.0% of the amount of the Term Loans being prepaid and (y) in the case of an amendment to this Agreement, a payment equal to 1.0% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment. Such fees shall be due and payable within three (3) Business Days of the date of the effectiveness of such Repricing Event.”

2.           Conditions. This Fourth Amendment shall be effective only if and when:

(a)          Holdings, the Borrower, the other Loan Parties, and each Lender who has consented hereto (constituting collectively the Required Lenders) have delivered their fully executed signature pages hereto to the Administrative Agent;

(b)          each of the representations and warranties contained in Section 3 of this Fourth Amendment shall be true and correct in all material respects;

(c)          the Administrative Agent shall have received (i) a certificate as to the good standing or existence (as applicable) of each Loan Party as of a recent date, from the Secretary of State of such Loan Party’s state of organization; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Fourth Amendment Effective Date and certifying (A) that there has been no change to the Organizational Documents of the Loan Parties most recently delivered to Administrative Agent in connection with the Credit Agreement (or if any such changes have been made, attaching such amended Organizational Documents), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other appropriate authority of such Loan Party authorizing the execution, delivery and performance of this Incremental Amendment and, in the case of the Borrower, the borrowings hereunder (if any), and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Amendment any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of a Responsible Officer of the Borrower as to the satisfaction of each of the conditions in this Section 2, in form and substance reasonably satisfactory to the Administrative Agent;

(d)          the Administrative Agent shall have received opinions from counsel to the Loan Parties in relation to corporate capacity and enforceability in form and substance reasonably satisfactory to the Administrative Agent;

(e)          at such time that this Fourth Amendment becomes effective, all Term Loans and Revolving Commitments are held by Lenders who have consented to this Fourth Amendment with respect to their entire respective Term Loans and Revolving Commitments at such time;

(f)          the Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses, including the reasonable and documented fees of Latham and Watkins LLP, counsel to the Administrative Agent and Deutsche Bank Securities Inc. (the “Fourth Amendment Lead Arranger”), required to be reimbursed or paid by the Borrower under the Credit Agreement in connection with this Agreement.

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This Fourth Amendment shall be effective on the date (the “Fourth Amendment Effective Date”) on which all of the foregoing conditions are satisfied (such conditions to be satisfied no later than February 10, 2017).

3.           Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and each of the Lenders that (a) it has all requisite power and authority to execute, deliver and perform its obligations under this Amendment, (b) this Amendment has been duly authorized by all requisite corporate and, if required, stockholder action, (c) the execution, delivery and performance of its obligations under this Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings, the Borrower or any Subsidiary Guarantor, (C) any order of any Governmental Authority or (D) any material provision of any indenture, agreement or other instrument to which Holdings, the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, except in the case of the foregoing clauses (A), (C) and (D), where such violation could not reasonably be expected to result in a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any indenture, agreement or other instrument governing Material Indebtedness, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any Subsidiary Guarantor (other than any Lien permitted under the Credit Agreement or created pursuant to the Security Documents), (d) this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with this Amendment, except for (i) such actions, consents or approvals (including, without limitation, all necessary shareholder approvals, Gaming/Racing Licenses, Liquor Licenses and other Governmental Approvals) as have been made or obtained and are in full force and effect, subject to routine post-closing filings, and (ii) where the failure to obtain such consent or approval, to make such registration or filing or take such other action could not reasonably be expected to result in a Material Adverse Effect, (f) each of the representations and warranties set forth in each Loan Document to which it is a party are true and correct in all material respects on and as of the Fourth Amendment Effective Date with the same effect as though made on and as of the Fourth Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date), except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality or Material Adverse Effect and (g) after giving effect hereto, no Default has occurred and is continuing or will result therefrom. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by the Administrative Agent or any Lender is required for the Administrative Agent or any Lender to rely on the representations and warranties in this Amendment.

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4.           Scope of Amendment; Reaffirmation. From and after the date hereof, all references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. This Amendment is a Loan Document. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Each of the Loan Parties (other than Holdings and the Borrower) acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Loan Parties agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Loan Party’s guaranty (as applicable) and grant of Liens and security interests under the Loan Documents to which it is a party shall remain in full force and effect and shall apply to the Obligations as amended hereby and (ii) nothing herein shall in any way limit any of the terms or provisions of such Loan Party’s guaranty (as applicable) or grant of Liens and security interests to the Collateral Agent or any other Loan Document executed by such Loan Party, all of which are hereby ratified, confirmed and affirmed in all respects after giving effect to this Amendment. Each of the Loan Parties (other than the Borrower) hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section. Each of the Loan Parties (other than the Borrower) hereby further acknowledges that Holdings, the Borrower, the Administrative Agent and any Lender may, in accordance with the terms of the Credit Agreement, from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Loan Party and without affecting the validity or enforceability of such Loan Party’s guaranty or grant of Liens and security interests under the Loan Documents or giving rise to any reduction, limitation, impairment, discharge or termination of such Loan Party’s guaranty or grant of Liens and security interests under the Loan Documents.

6.           Miscellaneous.

(a)          No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of the Administrative Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)          Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(c)          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

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(d)          Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile, portable document format (PDF), and other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually- signed originals and shall be binding on the Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile, PDF, or other electronic document or signature.

(e)          GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER STATE’S LAW.

(f)          ENTIRETY. The Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire contract between the parties hereto relative to the subject matter hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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This Amendment is executed as of the date set out in the preamble to this Amendment.

TWIN RIVER WORLDWIDE HOLDINGS, INC.
TWIN RIVER MANAGEMENT GROUP, INC.
UTGR, INC.
PREMIER ENTERTAINMENT BILOXI LLC
PREMIER FINANCE BILOXI CORP.
JAMLAND, LLC
PREMIER ENTERTAINMENT II, LLC
BORDER INVESTMENTS , LLC

/s/ Craig L. Eaton
Name: Craig L. Eaton
Title: Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Mary Kay Cole
Name: Mary Kay Cole
Title: Managing Director

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

[Signature Page to Fourth Amendment to Credit Agreement]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

JFIN CLO 2014 LTD
JFIN CLO 2014-II LTD
JFIN CLO 2015 LTD
JFIN CLO 2015-II LTD
As a Lender,

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CDO 12 Limited
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CDO 14 Limited
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CDO 15 Limited
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CLO 16, L.P.
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CLO 17, L.P.
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CLO 18, L.P.
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CLO 19, L.P.
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CLO 20, L.P.
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CLO 21, L.P.
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CLO 22, L.P.
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CLO 23, L.P.
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Cent CLO 24, L.P.
as a Lender,
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Columbia Floating Rate Fund, a series of Columbia
Funds Series Trust II
as a Lender,

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

TCI-Cent CLO 2016-1 Ltd.
as a Lender,
By: TCI Capital Management LLC
As Collateral Manager

By: Columbia Management Investment Advisers, LLC
As Sub-Advisor

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

DEUTSCHE BANK AG NEW YORK
BRANCH,
as a Lender,

By:	/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

If two signatures required:

By:	/s/ Hoi Yeun Chin
Name: Hoi Yeun Chin
Title: Assistant Vice President

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

DEUTSCHE BANK (CAYMAN) LIMITED (solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts) as the Trustee
By: Deutsche Bank AG New York Branch,
as a Lender,

By:	/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

If two signatures required:

By:	/s/ Hoi Yeun Chin
Name: Hoi Yeun Chin
Title: Assistant Vice President

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Staniford Street CLO, Ltd.
as a Lender,

By:	/s/ Scott D'Orsi
Name: Scott D'Orsi
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Beachhead Credit Opportunities LLC,
as a Lender,

By:	/s/ Christine Woodhouse
Name: Christine Woodhouse
Title: General Counsel

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Beachhead Special Opportunities LLC,
as a Lender,

By:	/s/ Christine Woodhouse
Name: Christine Woodhouse
Title: General Counsel

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

A Voce CLO, Ltd.
as a Lender,
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Portfolio Investment Trust
as a Lender,
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

American General Life Insurance Company
as a Lender,
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

American Home Assurance Company
as a Lender,
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Annisa CLO, Ltd.
as a Lender,
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Betony CLO, Ltd.
as a Lender,
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Blue Hill CLO, Ltd.
as a Lender,
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

BOC Pension Investment Fund
as a Lender,
By: Invesco Senior Secured Management, Inc. as
Attorney in Fact

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Diversified Credit Portfolio Ltd.
as a Lender,
By: Invesco Senior Secured Management, Inc. as
Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Invesco Bank Loan Fund A Series Trust of Multi
Manager Global Investment Trust
as a Lender,
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Invesco Bank Loan Fund Series 2 A Series Trust of
Multi Manager Global Investment Trust
as a Lender,
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Invesco BL Fund, Ltd.
as a Lender,
By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Invesco Dynamic Credit Opportunities Fund
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Invesco Floating Rate Fund
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Invesco Loan Fund Series 3 A Series Trust of Multi
Manager Global Investment Trust
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Invesco Polaris US Bank Loan Fund
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Invesco Senior Income Trust
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Invesco Senior Loan Fund
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

INVESCO SSL FUND LLC
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Invesco Zodiac Funds - Invesco US Senior Loan Fund
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Kaiser Foundation Hospitals
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Kaiser Permanente Group Trust
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Kapitalforeningen Investin Pro, US Leveraged Loans I
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Lexington Insurance Company
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Limerock CLO II, Ltd.
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Limerock CLO III, Ltd.
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Linde Pension Plan Trust
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Marea CLO, Ltd.
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Medical Liability Mutual Insurance Company
as a Lender,
BY: Invesco Advisers, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

National Union Fire Insurance Company of Pittsburgh, Pa.
as a Lender,
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Nomad CLO, Ltd.
as a Lender,
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

North End CLO, Ltd
as a Lender,
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Recette CLO, Ltd.
as a Lender,
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Riserva CLO, Ltd
as a Lender,
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Sentry Insurance a Mutual Company
as a Lender,
BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

The City of New York Group Trust
as a Lender,
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

The United States Life Insurance Company In the City of New York
as a Lender,
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

The Variable Annuity Life Insurance Company
as a Lender,
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Upland CLO, Ltd.
as a Lender,
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Wasatch CLO Ltd
as a Lender,
By: Invesco Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

John Hancock Global Short Duration Credit Fund
as a Lender,

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Manulife Floating Rate Income Fund
as a Lender,

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Manulife Floating Rate Senior Loan Fund
as a Lender,

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Manulife Global Strategic Balanced Yield Fund
as a Lender,

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Manulife Global Tactical Credit Fund
as a Lender,

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Manulife Investments Trust - Floating Rate Income Fund
as a Lender,

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Manulife U.S. Dollar Floating Rate Income Fund
as a Lender,

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Venture IX CDO, Limited
as a Lender,
BY: its investment advisor, MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Venture VIII CDO, Limited
as a Lender,
BY: its investment advisor, MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Venture XVII CLO, Limited
as a Lender,
BY: its investment advisor, MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Venture VII CDO, Limited
as a Lender,
BY: its investment advisor, MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Venture X CLO, Limited
as a Lender,
BY: its investment advisor, MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Venture XI CLO, Limited
as a Lender,
BY: its investment advisor, MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

VENTURE XII CLO, Limited
as a Lender,
BY: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

VENTURE XIII CLO, Limited
as a Lender,
BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

VENTURE XIV CLO, Limited
as a Lender,
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

VENTURE XIX CLO, Limited
as a Lender,
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Venture XVIII CLO, Limited
as a Lender,
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Venture XX CLO, Limited
as a Lender,
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Venture XXI CLO, Limited
as a Lender,
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

AAA Life Insurance Company
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Auto Club Life Insurance Company
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Automobile Club of Southern California Life Insurance Company
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

BayernInvest Kapitalanlagegesellschaft mbH for
BayernInvest Alternative Loan-Fonds
as a Lender,
BY: Neuberger Berman Investment Advisers LLC as Investment Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Fixed Income Opportunities NB LLC
as a Lender,
BY: Neuberger Berman Investment Advisers LLC as Managing Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

JNL/Neuberger Berman Strategic Income Fund
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Maryland State Retirement and Pension System
as a Lender,
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

NB Global Floating Rate Income Fund Limited
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

NB Short Duration High Yield Fund
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman - Floating Rate Income Fund
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman CLO XIII, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman CLO XIV, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman CLO XIX, Ltd.
as a Lender,
By: Neuberger Berman Investment Advisers LLC, as Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman CLO XV, Ltd.
as a Lender,
BY: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman CLO XVI, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman CLO XVII, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman CLO XVIII, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman CLO XX Ltd.
as a Lender,
By: Neuberger Berman Investment Advisers LLC, as Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman CLO XXI, LTD
as a Lender,
By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman CLO XXII, Ltd.
as a Lender,
By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman CLO XXIII, Ltd.
as a Lender,
By: Neuberger Berman Investment Advisers as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman Investment Funds II Plc
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman Investment Funds II PLC –
Neuberger Berman US/European Senior Floating Rate Income Fund
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman Investment Funds PLC
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman Senior Floating Rate Income Fund LLC
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman Short Duration High Income Fund
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Neuberger Berman Strategic Income Fund
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

NEUBERGER BERMAN US STRATEGIC INCOME FUND
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

NJP Bank Loan Fund 2015 A Series Trust of Multi
Manager Global Investment Trust
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

NJP Loan Fund 2016 A Series Trust of Multi Manager Global Investment Trust
as a Lender,
By: NEUBERGER BERMAN INVESTMENT ADVISERS LLC, as Investment Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Pacific Beacon Life Reassurance Inc
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Water and Power Employees' Retirement, Disability and Death Benefit Insurance Plan
as a Lender,
By: Neuberger Berman Investment Advisers LLC, as Contactor

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Arch Investment Holdings III Ltd.
as a Lender,
BY: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Galaxy XIV CLO, Ltd.
as a Lender,
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Galaxy XIX CLO, Ltd.
as a Lender,
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Galaxy XV CLO, Ltd.
as a Lender,
By: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Galaxy XVI CLO, Ltd.
as a Lender,
By: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Galaxy XVII CLO, Ltd.
as a Lender,
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Galaxy XVIII CLO, Ltd.
as a Lender,
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Galaxy XX CLO, Ltd.
as a Lender,
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Galaxy XXI CLO, Ltd.
as a Lender,
By: PineBridge Investment LLC
Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Galaxy XXII CLO, Ltd
as a Lender,
By: PineBridge Investments LLC
as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

PBI Stable Loan Fund a series trust of MYL
Investment Trust
as a Lender,
BY: PineBridge Investments LLC
As Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

PineBridge Senior Secured Loan Fund Ltd.
as a Lender,
BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Pinnacol Assurance
as a Lender,
BY: PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

RLI INSURANCE COMPANY
as a Lender,
BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

South Carolina Retirement Systems Group Trust
as a Lender,
By: PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund
as a Lender,
By: PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Blue Cross of California
as a Lender,
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Community Insurance Company
as a Lender,
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Saratoga Investment Corp CLO 2013-1, Ltd. _,
as a Lender,

By:	/s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney In Fact

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Sound Point CLO V, Ltd.
as a Lender,
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Sound Point CLO XI, Ltd.
as a Lender,
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Sound Point CLO XII, Ltd.
as a Lender,
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Active Portfolios Multi-Manager Total Return Bond
Fund
as a Lender,
BY: TCW Investment Management Company,
acting solely
as its investment manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

If two signatures required:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Figueroa CLO 2014-1, Ltd.
as a Lender,
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

If two signatures required:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Figueroa CLO 2013-1, Ltd.
as a Lender,
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

If two signatures required:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

FIGUEROA CLO 2013-2, LTD
as a Lender,
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

If two signatures required:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Variable Portfolio - TCW Core Plus Bond Fund
as a Lender,
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

If two signatures required:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Axis Specialty Limited
as a Lender,
BY: Voya Investment Management Co. LLC, as its
investment Manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

BayernInvest Alternative Loan-Fonds
as a Lender,
BY: Voya Investment Management Co. LLC, as its
investment Manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

California Public Employees' Retirement System
as a Lender,
BY: Voya Investment Management Co. LLC, as its
investment Manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

City of New York Group Trust
as a Lender,
BY: Voya Investment Management Co. LLC, as its
investment Manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

ISL Loan Trust
as a Lender,
BY: Voya Investment Management Co. LLC, as its
investment advisor

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

ISL Loan Trust II
as a Lender,
BY: Voya Investment Management Co. LLC, as its
investment advisor

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Medtronic Holding Switzerland GMBH
as a Lender,
BY: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

NN (L) Flex - Senior Loans
as a Lender,
BY: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

NN (L) Flex - Senior Loans Select
as a Lender,
Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Schlumberger Group Trust
as a Lender,
By: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2012-2, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2012-3, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2012-4, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2013-1, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2013-2, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2013-3, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2014-1, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2014-2, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2014-3, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2014-4, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2015-1, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2015-2, Ltd.
as a Lender,
BY: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2015-3, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2016-1, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2016-2, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya CLO 2016-3, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya Credit Opportunities Master Fund
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya Floating Rate Fund
as a Lender,
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya Investment Trust Co. Plan for Common Trust
Funds - Voya Senior Loan Common Trust Fund
as a Lender,
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund
as a Lender,
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya Prime Rate Trust
as a Lender,
BY: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Voya Senior Income Fund
as a Lender,
BY: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

The Washington Trust Company
as a Lender,

By:	/s/ Jason A. Costa
Name: Jason A. Costa
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Wells Fargo Gaming Capital, LLC
as a Lender,

By:	/s/ Kelly Walsh
Name: Kelly Walsh
Title: Director

If two signatures required:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Wells Fargo Bank, National Association,
as a Lender,

By:	/s/ Jeff Graci
Name: Jeff Graci
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Wells Fargo Bank, National Association,
as a Lender,

By:	/s/ Jeff Graci
Name: Jeff Graci
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

JEFFERIES FINANCE LLC

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

CITIZENS BANK, NA,
as a Lender,

By:	/s/ Sean McWhinnie
Name: SEAN McWHINNIE
Title: VICE PRESIDENT

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender,

By:	/s/ Robert Hetu
Name: ROBERT HETU
Title: AUTHORIZED SIGNATORY

By:
Name: WHITNEY GASTON
Title: AUTHORIZED SIGNATORY

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

Deutsche Bank AG, New York Branch,
as a Lender,

By:	/s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director

If two signatures required:

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

FIFTH THIRD BANK,
as a Lender,

By:	/s/ Knight D. Kieffer
Name: Knight D. Kieffer
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

SunTrust Bank,
as a Lender,

By:	/s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]

The undersigned Lender hereby consents to this Fourth Amendment and, unless otherwise specifically indicated below, to retaining 100% of the outstanding principal amount of the Term Loans held by such Lender, as amended by the Fourth Amendment, on the Fourth Amendment Effective Date:

The Washington Trust Company
as a Lender,

By:	/s/ Jason A. Costa
Name: Jason A. Costa
Title: Vice President

If two signatures required:

By:
Name:
Title:

Check the box to the right if you consent to the Fourth Amendment but do not want to retain your Term Loans after the Fourth Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT 100% OF YOUR TERM LOANS WILL BE ASSIGNED TO A CONSENTING LENDER AND YOU WILL BE REPAID AT CLOSING OF THE FOURTH AMENDMENT):	☐

[Signature Page to Fourth Amendment]